Exhibit 99.1

Project Rolex November 2018 Strictly Confidential

Legal Disclaimer This presentation is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it to any third party in whole or in part without the prior written consent of Neiman Marcus Group LTD LLC (“Neiman Marcus”, “NMG” or the “Company”). By accepting this document, the recipient expressly agrees: (i) to maintain the confidentiality of the material and information herein and (ii) to abide by the other conditions and caveats set forth below. Recipient also agrees that it will use any such material and information in accordance with its compliance policies, contractual obligations (including existing non-disclosure agreements) and applicable law, including federal and state securities laws. This presentation has been prepared by the Company. The information contained in this presentation is for information purposes only. The material and information herein is not to be shared with any other parties. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person. No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions contained in this presentation. To the maximum extent permitted by law, none of Neiman Marcus, its directors, officers, shareholders, advisors, employees or agents, nor any other person (including any member of Ares Management LLC and the Canada Pension Plan Investment Board or their respective affiliates) accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation. Each lender who receives this information acknowledges and agrees that it is going to perform its own investigation regarding any credit decision and affirmatively disclaims reliance on any information, representation or warranties other than those specifically set forth in the relevant credit agreements. The historical and projected financial information in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles (GAAP). We believe these non-GAAP financial measures are measures commonly used by analysts and investors to evaluate the performance of companies in our industry. Non-GAAP financial measures have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for analysis of, our results as reported under GAAP. Non-GAAP financial measures should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in a way that is not comparable to similarly titled measures reported by other companies. This presentation includes “forward-looking statements” that reflect Neiman Marcus’ current views and information currently available. This information is, where applicable, based on assumptions and analysis that Neiman Marcus believes, as of the date hereof, provide a reasonable basis for the data contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, "project", “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding Neiman Marcus’ plans, strategies, objectives, targets and projected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Neiman Marcus and its officers, employees, agents or associates. Actual results, performance or achievements could differ materially from, and may materially alter, any projections and forward-looking statements and the assumptions on which those forward statements are based. Other factors that may cause actual results to differ materially include those set forth in the reports that Neiman Marcus files from time to time with the Securities and Exchange Commission (SEC), including Neiman Marcus’ annual report on Form 10-K for the fiscal year ended July 28, 2018, quarterly and current reports on Form 10-Q and 8-K and other reports filed with the SEC. You should understand that these statements are not guarantees of future performance or results and readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information herein speaks only as of (1) the date hereof, in the case of information about Neiman Marcus, or (2) the date of such information, in the case of information from persons other than Neiman Marcus. Neiman Marcus undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Neiman Marcus undertakes no duty to update or revise the information contained herein, publicly or otherwise. Forecasts and estimates regarding Neiman Marcus’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Forecasts, projections and other forward looking information are inherently uncertain and subject to numerous variables and assumptions, many of which are outside of the control of Neiman Marcus and its representatives. Accordingly, none of Neiman Marcus or any other person makes any representation, warranty or guarantee with respect to such forecasts or projections or any other information provided herein. Certain market data information in this presentation is based on management’s estimates. Neiman Marcus obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Neiman Marcus believes its estimates to be reasonably accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the m ethod by which Neiman Marcus obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. This presentation may contain descriptions or summaries of certain documents and agreements, but such descriptions or summaries are qualified in their entirety by reference to the actual documents or agreements. Unless otherwise indicated, the information contained herein speaks only as of the date hereof and is subject to change, completion or amendment without notice. This document contains trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Basis of presentation Our fiscal year ends on the Saturday closest to July 31. Like many other retailers, we follow a 4-5-4 reporting calendar, which means that each fiscal quarter consists of 13 weeks divided into periods of four weeks, five weeks and four weeks. All references to Fiscal 2018 relate to the 52 weeks ended July 28, 2018, all references to Fiscal 2017 relate to the 52 weeks ended July 29, 2017, all references to Fiscal 2016 relate to the 52 weeks ended July 30, 2016, all references to Fiscal 2015 relate to the 52 weeks ended August 1, 2015 and all references to Fiscal 2014 relate to the 52 weeks ended August 2, 2014. The differing length of certain fiscal years may affect the comparability of certain data provided in this presentation. All figures in presentation exclude the results of the MyTheresa business. 2 Highly Confidential

Executive Summary Differentiated Value Proposition Positive Business Momentum Table of Contents Clear Vision for the Future Detailed Roadmap for Implementation Appendix   Corporate Structure and Capitalization Summary Historical Financials 3

Executive Summary 4

Executive Summary Neiman Marcus Group (“NMG”) has a differentiated and unique value proposition  – – – – – – Marquis luxury brand portfolio (Neiman Marcus, Bergdorf Goodman, Last Call) Highly engaged, loyal, and affluent luxury customer base Largest eCommerce business in luxury retailing in the U.S. with $1.3B in sales Preeminent luxury real estate portfolio of 44 profitable stores Strong luxury brand relationships and superior curated assortment Highly productive sales force empowered by technology  NMG has strong, positive business momentum – New leadership with digital and transformation expertise – Stabilized the business in FY’181 and re-established positive momentum  NMG has a clear vision for the future to transform the business – – – Uniquely positioned to leverage the luxury industry changes into a source of competitive advantage A focused growth strategy, “Ignite to Win,” driven by three growth pillars and two growth enablers A deliberate plan to manage growth across three horizons, designed to drive NMG to $5.0B+ in Sales and $700M+ in Adjusted EBITDA within 5 years  NMG has a detailed implementation roadmap to deliver sustainable growth – A prioritized set of 15 initiatives with clear objectives, measurable KPIs, and defined milestones – A rigorous governance and project management discipline that will manage progress, track performance, and mitigate risk 1. Note, NMG has a July year end. FY’18 year end was on July 28, 2018. Highly Confidential 5

Differentiated Value Proposition 6

Marquis Luxury Brand Portfolio Synonymous with Luxury, Fashion and Style   Caters to the most discerning luxury clientele Two full-line stores in landmark locations on Fifth Avenue in NYC Online 29% 71% Store   Caters to affluent luxury customers 42 full-line stores in marquee retail locations in major U.S. markets Expands brand awareness to aspirational, price-sensitive customers while effectively managing end-of-season inventory 24 store locations in major U.S. markets   7 Highly Confidential Off-price High End Luxury Store Revenue $3,208M Online Revenue $1,328M FY’18 Revenue By Channel Brand Overview

Differentiated Value Proposition 2 3 Largest U.S. eCommerce business in luxury retailing with $1.3B in sales delivered through a portfolio of personalized mobile and online sites from Bergdorf Goodman, Neiman Marcus, and Last Call The preeminent luxury real estate portfolio of 44 individually profitable flagship stores in the most attractive luxury locations 1 Highly engaged, loyal, and affluent luxury customers 4 5 Serving and building relationships with the most affluent luxury customers through a focus on a differentiated luxury experience delivered by an expert, tenured salesforce of 4,2201 sales associates providing concierge-style service Strong brand relationships and superior curated assortment and with a leading portfolio of established and emerging luxury and fashion designers 1. As of July 2018, excluding Last Call. 8 Highly Confidential Service Brand Relationships Customers Stores eCommerce

① Highly Engaged, Loyal, and Affluent Customer Base

- Customers are educated, affluent and digitally connected
- Core customers[1] spend $16,617 per year on average and are highly loyal with an annual retention of 92%
- 41% of revenues are generated by InCircle loyalty program members who spend approximately 14x more than non-members annually[2]
- Millennials and Gen Xers account for nearly half of NMB's total customers, 12% and 34%, respectively[2]
- 38% of customers have a household income of over $150,000[2]
- 31% of customers have a household net worth of over $1M[3]
- 41% of NMB/BGB's annual customers are new[2,4]

Age[2]


20% Silents
11% Millennials
34% Gen X
35% Boomers

Gender[2]


22%
78%
Female
Male



1. *Core customers are defined by NMB and BGB annual spend ≥$6K*
2. *Neiman Marcus Group FY'18 Reporting – includes only NMB and BGB. InCircle loyalty member comparison includes Circle 3+ members.*
3. *NMB customers only, Jan 2017 customer survey.*
4. *New customers are new to NMB or BGB in the last 5 years.*

Highly Confidential
Neiman Marcus Group 9

② Largest eCommerce Business in U.S. Luxury Retailing with $1.3B in Sales

BERGDORF GOODMAN .com



Neiman Marcus .com



THE FALL UPDATE

lastcall .com



TAKE $150

Online Overview

- First luxury online retailer; launched site in 1999
- ~17.3M visits to neimanmarcus.com per month[1]
- ~2.9M visits to bergdorfgoodman.com per month[1]
- Omnichannel customers spend 4.1x as much as single-channel customers and make up 16% of the brand's customer base[2]
- 35% of online customers are located outside of the trade area of existing retail locations
- 26% of online orders are fulfilled from stores[3]

U.S. Total Online Revenue



Neiman Marcus 4
$1.3B
Saks Fifth Avenue 5
$0.8B
YOOX NET-A-PORTER GROUP 6
$0.6B
FARFETCH 6
$0.2B

1. *As of August FY'19; 12 month average.*
2. *TTM through August FY'19.*
3. *FY'18; NM online.*
4. *NMG online revenue includes BG online, NM online and Last Call online.*
5. *Saks estimated Digital Revenue of ~$0.8 billion in FY'17 calculated using Saks Digital Revenue in FY'14A and HBC eCommerce Revenue growth rates from FY'14 to FY'17 (as publicly reported).*
6. *CY 2017; Yoox Net-A-Porter Group and Farfetch reports, respectively.*

Highly Confidential Neiman Marcus Group 10

③ Preeminent Luxury Real Estate Portfolio of 44 Profitable Stores

Iconic Real Estate Locations

- All 44 stores generate positive 4-wall EBITDA
- 70% of ultra high net worth individuals in the U.S. reside within 50 miles of a Neiman Marcus or Bergdorf Goodman store[1]
- Industry-leading $510 sales per square foot[2]



Bergdorf Goodman, New York City



Fort Worth, Texas

Valuable Real Estate Portfolio in Key Luxury Metro Areas



Neiman Marcus Locations (42)
Bergdorf Goodman Locations (2)



Owned (Unencumbered), 4%3
Owned (Encumbered), 20%
Ground Lease (Unencumbered), 22%
Operating Lease (Unencumbered), 55%

Estimated Total Value: ~$2.6 billion[4]

1. *Source: WealthX.*
2. *FY'18; Last call excluded.*
3. *Comprised of the properties at Nancy Holdings LLC.*
4. *Company estimated value from September 2018 (based primarily upon the valuation analysis performed solely for management by a third party relying upon data and assumptions provided to it by management and third party sources without independent verification); includes real estate properties related to distribution, support and office facilities.*

Highly Confidential

Neiman Marcus Group 11

Strong Luxury Brand Relationships and Superior Curated Assortment 4 Home Furnishings and Décor 5% Other 1%  Deep and longstanding relationships with the world’s most exclusive luxury houses Women's Apparel 30% Designer and Precious Jewelry 13%  Distinct curation abilities, local market knowledge and sophisticated analysis  Superior assortment and larger allocation than competitors because of size, reach and reputation Men's Apparel and Shoes 12%  Long history of identifying, partnering with and nurturing emerging designers with the potential for rapid growth Cosmetics & Fragrance 10% Women's Shoes, Handbags and Accessories 29% 1.Includes only Neiman Marcus and Bergdorf Goodman brands. 12 Highly Confidential FY’18 Sales by Category1

⑤ Highly Productive Sales Force Empowered By Technology

Sales Associates

- Salesforce consists of 4,220 associates across Neiman Marcus stores and Bergdorf Goodman[1]
- Highly productive sales force
  - Average tenure of 9 years for sales associates[2]
  - Approximately 50% of tenured sales associates generated revenues in excess of $750k in FY'18[3]
  - Primarily 100% commission-based



1. *Excludes Last Call.*
2. *For associates employed longer than one year.*
3. *NM and BG associates with over 1 year of tenure, excludes beauty associates.*
4. *NMS, July 2018.*

Culture of Superior Customer Service

- Educated in fashion trends and latest merchandise
- Act as personal shoppers and style advisors
- Emphasis on building sales through long-term customer relationships
- Strong Net Promoter Score of 84.8%[4] up from 83.9% in FY'17, indicative of high willingness of customers to recommend Neiman Marcus to peers
- Empowered with technology – equipped with smart phones and tablets with proprietary mobile apps to tailor sales approach to customer purchasing history



Home
Shipped Sends
Art of Fashion...
Fall19 NMS B...
Close to 10K...
Replenishment
2
Not contacted
110
Contacted
SKU tracker
Available
Pending
My sales
My daily sales
$1758

Associate home page on iSell app



Back
Reasons to contact
InCircle
1 Total
Purchase history
Wordle
Travel
Gifts & Home
Contact history
Recommendations

Customer search on associate iSell app

Highly Confidential
Neiman Marcus Group
13

Positive Business Momentum 14

New Leadership in FY '18 Brought a Fresh Perspective and a Depth of Expertise to the NMG Management Team

Geoffroy van Raemdonck, CEO, NMG
since February 12, 2018



Extensive background in luxury fashion and retail:
- Group President Europe, Middle East, Africa at Ralph Lauren
- CEO at St. John Knits
- President South Europe at Louis Vuitton
- Executive roles at L Brands

Adam Orvos, CFO/COO, NMG
since April 25, 2018



Extensive background in finance, operations and department stores:
- CEO and EVP of Retail at Total Wine & More
- CFO at Belk Department Stores
- CFO at Foley's (May Dept Stores)

Darcy Penick, President, Bergdorf Goodman
since September 4, 2018



Extensive background in digital, merchandising and retail:
- CEO at ShopBop
- CMO at ShopBop
- Merchandising at Bergdorf Goodman, Neiman Marcus, and Saks

Carrie Tharp, Chief Digital Officer, NMG
promoted on September 18, 2018



Extensive background in marketing, customer insights, strategy, digital commerce and consulting:
- SVP, CMO at Neiman Marcus Group, October 2016
- SVP, CMO & Head of eCommerce at Fossil Group
- VP, Strategy, Insights & Innovation at Travelocity
- VP, Strategy at Dean Foods
- Consultant at Bain & Company

Katie Mullen, Chief Transformation Officer, NMG
since October 22, 2018



Former consulting executive with extensive experience in apparel, retail and organizational transformation
- Partner and Managing Director at BCG
- Deeply experienced across retail value drivers: growth, distribution/ channel strategy, business model innovation, omni channel experiences, consumer insights, loyalty, large scale change and salesforce effectiveness

Highly Confidential
Neiman Marcus Group
15

NMG Stabilized the Business in FY'18 and Re-established Positive Momentum

NMG Net Sales



$4.4B
$4.5B
$4.6B
FY'17A
FY'18A
FY'19E
vs. LY
+2.2%
+1.4%

NMG Gross Margin[1]



38.6%
39.4%
40.2%
$1.71B
$1.79B
$1.85B
FY'17A
FY'18A
FY'19E
vs. LY
+86 bps
+81bps

NMG Adjusted EBITDA



$418M
$458M
$475M
FY'17A
FY'18A
FY'19E
% of Net Sales
9.4%
10.1%
10.3%
vs. LY
+9.5%
+3.8%

Over the past few years, NMG has faced significant cyclical and executional challenges

- **Cyclical challenges:**
  - Foreign exchange shocks drove a decline in retail tourism to the US
  - Low oil prices negatively impacted the Texas fleet of stores
- **Executional challenges:**
  - Implementation issues with the NMG One omnichannel inventory system drove a decline in sales in FY'17 in the range of $55-65M
  - NMG actively right-sized its Last Call off-price fleet, increasing profitability but decreasing revenue
- In FY'18, the business focused on recovery, and today, NMG is driving **positive momentum** across the business
  - **Stores comp** was positive for the first time in 3 years, +0.3% in FY'18
  - Digital continues to perform well, achieving 10.1% **online comp** in FY'18
  - Drove **customer acquisition growth** across total customers +5% and new customers +8.1%[2]
  - **Strong gross margin expansion** from higher full price selling and lower markdowns – already achieved +86 bps in FY'18, expect an additional +81 bps in FY'19
  - Deliberately **managing inventory** levels by aligning with customer demand while increasing overall turns; grew sales by 2% while reducing average inventory by -4.3%

	FY'17A	FY'18A	FY'19E
Neiman Marcus Turns	1.69	1.79	1.87

  - The business generated **positive free cash flow** of $140M in FY'18
  - The business **improved liquidity** to $766M as of July 28, 2018 and reduced the ABL balance by $104M vs. FY'17
- This momentum has continued into Q1'19 as the Company expects to report a US comp sales increase of 1.7%, a decrease in net loss of approximately 2%, and an adjusted EBITDA[3] increase of approximately 13% versus last year[4]
- FY'19 capex forecasted to be ~$175M

1. *Product Margin.*
2. *Neiman Marcus only, excludes Bergdorf Goodman and Last Call.*
3. *For the quarter ended October 27, 2018, the adjustments to EBITDA primarily include amounts allocated to strategic initiatives and new store openings.*
4. *These estimates are preliminary and may change pending completion of the Company's financial closing procedures for the quarter ended October 27, 2018. In addition, these preliminary results of operations are not necessarily indicative of the results to be achieved for any future period.*

Highly Confidential

Neiman Marcus Group 16

Clear Vision for the Future 17

NMG Competes in a Luxury Personal Goods Industry that is Expected to Grow at an Accelerated Rate through 2025

Global Personal Luxury Goods Market[1]
(2015-2025, USD[2])


$291B
$290B
$302B
$438B
1.8% CAGR
4.8% CAGR
FY'15
FY'16
FY'17
FY'25

Share of Global Personal Luxury Goods Market Value by Channel[3]


Physical
Online
91%
9%
75%
25%
The role of physical stores will continue to evolve as online gains share.
FY'17
FY'25

60% of the growth in the personal luxury goods market **will be driven by Online**

1. *Bain, Luxury Goods Worldwide Market Study, Spring 2018 Update; Personal luxury goods include womenswear, menswear, shoes, leather, jewelry, watches, fragrances and cosmetics.*
2. *Converted from EUR, September 2018 FX rate.*
3. *Bain, Luxury Goods Worldwide Market Study, Fall-Winter 2017, January 2018; Personal luxury goods include womenswear, menswear, shoes, leather, jewelry, watches, fragrances and cosmetics.*

Highly Confidential
Neiman Marcus Group 18

NMG is Uniquely Positioned to Capitalize on the New Criteria for Success in Luxury Retail

	New Criteria for Success		NMG Advantage
1	**Access to customers** is more valuable than access to brands when consumers can find anything they want online	→	**Most loyal, affluent customer base in the industry**
2	To know customers, retailers must both **create and capture** the river of **customer data** and mine it deliberately	→	**Ability to capture data across all categories and all channels**
3	Pure online models are limited in what they can do for customers. The first physical retailer to **break omni tradeoffs** will be advantaged	→	**Combo of a right-sized store footprint with the industry-leading eCommerce platform**
4	The person-to-person relationships that animate most luxury today cannot scale, but a new model that **leverages AI and algorithms** with people will **deliver connection and intimacy** smartly to more people	→	**4,220 sales associates digitally enabled with iSell since 2014**
5	**Inventory models** must be flipped to support the **digital / omni** expectations so that it can be bought predictively, served up to customers selectively, and managed with less speculative purchasing	→	**Omni inventory NMG One system already in use combined with key inventory tools like markdown optimization**

Highly Confidential
Neiman Marcus Group
19

NMG’s Vision Reflects How Customers Feel About Luxury Today  Providing the “world’s best” product is no longer defensible, and there is no longer a clear “best” – there is a celebrated “right for me” as an individual customer  Today, independent voices and values are celebrated, and customers seek affirmation of their individual not permission or validation taste,  Luxury for our customer today is not about doing and owning the best – it is about feeling extraordinary Vision for Neiman Marcus Group To KNOW you, To MOVE you, To IGNITE the extraordinary in every individual. 20 Highly Confidential

"Ignite to Win" is Designed to Drive NMG to $5B+ in Total Sales and $700M+ in Adjusted EBITDA within 5 Years[1]

To Know You, to Move You, to Ignite Your Extraordinary Life.

Be the Destination of the Most Engaged and Loyal Luxury Customers

PILLARS

1 Deepen Our Customer Relationships

- *Create more relevant two-way communications with more customers through personalized promotions and content powered by analytics / AI*

Run Rate Revenue: ~$157M
Run Rate EBITDA: ~$36M

2 Build Seamless Experiences

- *Extend our focus beyond the transaction to experiences, wherever our customer wants to shop*

Run Rate Revenue: ~$462M
Run Rate EBITDA: ~$142M

3 Create the Magic

- *Connect emotionally with our customers through our brand story, exceptional and unique luxury merchandise, relevant service model and store of the future*

Run Rate Revenue: ~$237M
Run Rate EBITDA: ~$83M

ENABLERS

Invest in Growth

- *Fund growth and strengthen cost excellence*

Run Rate Revenue: ~ -$43M ***Run Rate EBITDA: ~$44M***

Accelerate innovation and performance culture

- *Ignite performance culture, increase our speed and agility*

Run Rate Revenue: ~$28M ***Run Rate EBITDA: ~$35M***

1. *Capex spend related to the "Ignite to Win" initiatives projected to be ~$85 million from FY'19 to FY'21.*

Highly Confidential
Neiman Marcus Group 21

Given the Magnitude of Change, NMG Will Deliberately Win” Across Three Horizons Manage “Ignite to 1 Stabilize 2 Impact: FY’19 – FY’20 Optimize and Augment  Amplify pockets of existing demand growth Free up cash with cost-out efforts Drive efforts that will deliver run-rate benefits Create financial flexibility to refresh programs and fund growth 3 Expand and Transform Impact: FY’20 – FY’21    Drive demand with target customer segments Deploy growth initiatives that support the vision Optimize the selling model Augment and transform the customer experience Gain share Impact: FY’21 and Beyond   Create demand for new experiences, service, or distribution channels Target new customers Leverage assets to expand business model       Agile test and learn approach to predict performance and maximize returns 22 Highly Confidential

Detailed Roadmap for Implementation 23

The Three Strategic Pillars Will Drive Growth Through a Defined Set of Initiatives

1 Deepen Our Customer Relationships

Phase 1

Customer cultivation: Expand our knowledge of customer preferences across channels and feed our personalization engines

Win key markets: Execute an integrated strategy to protect and grow market share in key luxury metro areas

Phase 2

Relaunch private label credit card & add multi-tender loyalty: Capture greater incrementality and share of customers' wallet through compelling loyalty offers

2 Build Seamless Experiences

Phase 1

Expand digital personalization: Create cross-channel and cross-touchpoint personalized experiences

Improve Returns + Cancels: Reduce and eliminate friction causing returns / cancels

Grow BergdorfGoodman.com: Accelerate online growth with a distinct brand and customer offer

Redesign digital selling tools: Deliver next generation of selling tools to support omni channel experiences

Remove omni pain points: Reduce friction between channels on inventory and store incentives

Phase 2

Relaunch app: Improve UX, personalize landing pages, develop MyLook

Redesign distribution network: Optimize distribution to support omni business

Roll out web to store services: Drive increased store traffic from web

3 Create the Magic

Phase 1

Create omni selling & service model: Evolve incentive structure to drive cross-sell between departments and support omni model

Grow digital luxury stylist experience: Serve the digitally oriented customer in new and elevated ways

Expand assortment: Execute holistic growth strategy to maximize and expand product assortment

Phase 2

Extend buy breadth: Expand online assortment in key categories

Define store of the future: Reimagine the store footprint, inventory positioning, and customer services

Highly Confidential

Neiman Marcus Group 24

Two Enablers Will Provide the Foundation for the Growth performance culture Drive Category Profitability Improvement (CPI): Drive growth strategies with brand partners using a holistic view of performance Testing and collaboration tools: Leverage process and technology to foster innovation and increase organizational learning and agility Update performance management: Ensure incentive and promotion structure supports strategy and new cultural goals; align on goals and baseline KPIs; track KPIs and tie to external measures, e.g., brand tracking, satisfaction measurement Prepare fleet for omni: Anticipating web to store services, ensure stores have the right space and configuration for future growth Update indirect cost effort: Reduce costs and enable long-term growth initiatives Create walled-off Transformation team: Create distinct, separate team of internal and external cross-functional resources that can incubate ideas, develop digital experiences, and rapidly scale experiences / businesses 25 Highly Confidential P h a s e 2 P h a s e 1 Accelerate innovation and Invest in Growth

NMG's Structured Governance and Project Management Discipline is Designed to Ensure "Ignite to Win" Successfully Delivers its Goals

Steering Committee

- Set & review progress for financial, operational and customer metrics
- Deep-dive into areas that are off track
- Review & approve proposed changes in scope
- Provide approval for multi-phased initiatives to move forward
- Discuss & ratify key initiative decisions

Set objectives, make critical decisions and clear roadblocks

Prioritize and track cross-functional growth initiatives against key financial milestones and KPIs to monitor financial progress, accelerate and amplify successes, and focus on off-track initiatives/value

PMO[1]

Integrated milestone plan	Tracking
Dependency mapping	Measurement
Rigor testing	Reporting
Baseline plans and metrics	Manage communication & change
Communication and change plan	Escalation (issue / risk / decisions)

Oversee strategic initiatives across workstreams, track progress, facilitate decision points, identify & resolve risks and interdependencies

Dedicated Initiative Teams

- Day-to-day initiative execution
- Ensure value realization
- Weekly progress reporting
- Monthly steering committee update

Responsible for execution and value capture for each respective area.

Includes day-to-day workstream oversight, communication & change activities, issue escalation and risk identification

1. *Program Management Office.*

Highly Confidential

Neiman Marcus Group 26

PMO has Implemented Proven Processes/Tools to Help Identify Issues Early Track Performance and Team charter and targets Financial and operational baseline Executive dashboard & status • • • Clearly defined milestones and objectives Preliminary top down target setting Iteration by teams to finalize target • • Rigor testing by PMO Locked down into plans with accountabilities • • Monthly steering committee meetings Weekly status reporting and call with initiative leads Benefit commitments and tracking quantifiable and specific Integrated Milestone Roadmap Cross-functional issues & resolution • Establish clear metrics and KPIs that are • • Track critical milestones against explicit time frames Identify complex interdependencies • • • Enable fast and objective decision making Filter out noise for senior executives Unearth & resolve issues before they become problems • Track financial and operational metrics 27 Highly Confidential

NMG has the most engaged and loyal customer base driven by: We will have revived our unique and distinct MAGICAL brand expressions touching customer emotions We will have invested purposefully in services and EXPERIENCES that drive loyalty and frequency OurVision ofSuccess: How Our We will be collecting and using DATA to know our customer and personalize their luxury experience better than anyone else Business Will Look in Years Five We will have curated the best ASSORTMENT of luxury products and experiences We will have shifted and OPTIMIZED our P&L to capture scale We will have a TEAM, infrastructure and CULTURE focused on and ignited for growth 28 Highly Confidential

Appendix: Corporate Structure and Capitalization Summary 29

Corporate Structure[1]

($M)



Neiman Marcus Group, Inc.
Mariposa Intermediate Holdings LLC
Neiman Marcus Group LTD LLC
The Neiman Marcus Group LLC²
Mariposa Borrower, Inc.
Luxembourg Holding Companies
• Mariposa Luxembourg I S.a.r.l.
• Mariposa Luxembourg II S.a.r.l.
German MyTheresa Entities⁶
• NMG Germany GmbH
• mytheresa.com GmbH
• Theresa Warenvertreib GmbH
• mytheresa.com Service GmbH
NEMA Beverage Parent Corporation
NEMA Beverage Holding Corporation
NEMA Beverage Corporation
Nancy Holdings LLC⁵
NMG International LLC³
NM Bermuda, LLC
1%
99%
Neiman Marcus Bermuda, L.P.
NMG Asia Holdings Limited
NMG Asia Limited
Bergdorf Goodman, Inc. (Bergdorf Goodman ops)
Bergdorf Graphics, Inc.
NM Nevada Trust (certain real and intangible assets)⁴
10%
90%
• BG Productions, Inc.
• NM Financial Services, Inc.
• NMG Global Mobility, Inc.
• NMGP, LLC
• Worth Avenue Leasing Company

	Principal	Maturity
$900mm ABL	$159	Jul-21
Term Loan	2,810	Oct-20
8.00% Cash Pay Notes	960	Oct-21
8.75% PIK Toggle Notes	658	Oct-21
Total Debt	$4,588	

	Principal	Maturity
First Lien Debentures	$125	Jun-28

MyTheresa Intercompany Arrangements[7]

Issuer/Borrower	Holder/Lender	Principal
Convertible Preferred Equity Certificates		
Mariposa Luxembourg II S.a.r.l.	Mariposa Luxembourg I S.a.r.l.	$45
Mariposa Luxembourg I S.a.r.l.	Neiman Marcus Group, Inc.	85
Notes and Loans		
NMG Germany GmbH	Mariposa Luxembourg II S.a.r.l.	$150
Mariposa Luxembourg II S.a.r.l.	Neiman Marcus Group, Inc.	107

Guarantor / Borrower of ABL and Term Loan
Guarantor / Issuer of Cash Pay and PIK Toggle Notes
Guarantor / Issuer of 2028 Debentures
Domestic Entity
Foreign Entity

1. *Debt balances as of 7/28/18. Does not include funded indebtedness at foreign entities; certain immaterial entities not shown.*
2. *Owns substantially all of NMG's operating leases and owned and ground leased properties.*
3. *65% of the equity interests of NMG International LLC has been pledged to secure the ABL and Term Loan.*
4. *Owns substantially all of NMG's trademarks and leasehold interest in the Las Vegas, Nevada full-line store.*
5. *Unrestricted subsidiary that owns three unencumbered fee simple properties, which have been leased to The Neiman Marcus Group LLC.*
6. *mytheresa.com GmbH owns MyTheresa's IP relating to its online business, and Theresa Warenvertrieb GmbH owns the trademarks associated with MyTheresa's retail location in Munich.*
7. *Arrangements were put in place as part of initial acquisition of MyTheresa for aggregate consideration of ~$196 million. Earn-out payments totaling ~$57 million were paid in April 2016 and March 2017. At March 2017, Company estimated value (based primarily upon the valuation analysis performed solely for management by a third party relying upon data and assumptions provided to it by management and third party sources without independent verification) of MyTheresa, including intercompany arrangements, was ~$280 million, and over $550 million of Permitted Investments/Restricted Payments capacity under the Notes.*

Highly Confidential

Neiman Marcus Group 30

Capitalization Structure ($M) Face Value 7/28/18 Cumulative Debt / LTM EBITDA LTM Annual Interest Interest Rate Maturity Neiman Marcus Group LTD LLC: ABL Term Loan Subtotal $159 2,810 L+175 L+325 $6 138 Jul-21 Oct-20 6.5x $2,969 $144 The Neiman Marcus Group LLC: 7.125% First Lien Debentures $125 7.125% $9 Jun-28 Unsecured Debt: 8.00% Senior Notes 8.75% / 9.50% PIK Toggle Notes $960 658 8.00% 8.75% $77 58 Oct-21 Oct-21 LTM Adj. EBITDA / Interest Expense (LTM Adj. EBITDA - Net CapEx) / Int. Exp Net Debt / LTM Adj. EBITDA LTM Adj. EBITDA LTM Net CapEx 1.6x 1.2x 10.2x $458 117 Cash and Cash Equivalents ABL Availability Letters of Credit Credit Card Receivables $35 703 (2) 31 31 Highly Confidential Total Liquidity$766 Credit Statistics Liquidity Total Debt$4,71310.3x$288 Total Secured Debt$3,0946.8x$153 Summary Capitalization

Appendix: Historical Financial Performance 32

Historical Financial Performance

($M)

Revenue[1]



$4,521
$4,756
$4,968
$4,748
$4,440
$4,536
FY'13A
FY'14A
FY'15A
FY'16A
FY'17A
FY'18A

Comp %:	**4.9%**	**5.5%**	**3.9%**	**(5.0%)**	**(6.8%)**	**3.0%**

Adjusted EBITDA[1]



$647
$670
$698
$571
$418
$458
FY'13A
FY'14A
FY'15A
FY'16A
FY'17A
FY'18A

Margin %:	**14.3%**	**14.1%**	**14.1%**	**12.0%**	**9.4%**	**10.1%**

1. *All figures exclude vendor branded sitelets which discontinued operations as of 1Q'15.*

Highly Confidential

Neiman Marcus | Group 33

Strong Historical Liquidity Neiman Marcus maintained a strong liquidity profile over the past six years ($M) $1,033 $859 $811 $766 FY13 FY14 FY15 FY16 FY17 FY18 Revolver Availability 1,2 Cash Credit Card Receivables 1. 2. 3. Revolver availability capped at facility size; figures show full access to revolver facility net of letters of credit. FY’17 and FY’18 revolver availability shown net of $2.0M of letters of credit. No letters of credit were outstanding in other prior periods. Draws in FY’15 included a one-time draw of $200M for acquisition of MyTheresa. 34 Highly Confidential Revolver Draw:3$15--$130$165$263$159 $867 $685 $45 $137 $800 $36 $197 $770 $35 $54 $735 $699 $635 $35 $35 $701 $41 $31 $29 $35

PRELIMINARY & CONFIDENTIAL
SUBJECT TO F.R.E. 408

HOULIHAN LOKEY

Neiman Marcus Group, Inc.

UNSECURED NOTEHOLDER TRANSACTION ALTERNATIVE

OCTOBER 2018 | CONFIDENTIAL

1

PRELIMINARY & CONFIDENTIAL SUBJECT TO F.R.E. 408 Illustrative Noteholder Proposal 2 (1) Subject to further diligence Key Terms – Ad Hoc Noteholder Group Illustrative Proposal Transaction Description  Participating Noteholders receive a $250mm cash pay down (or participate in a $250mm par exchange into Nancy Holdings Notes (see below) with exact structuring TBD), and remainder of Noteholder claims are exchanged into a new single tranche extended note. In addition, participating Noteholders also receive as consideration their pro rata share of (i) new preferred equity interest in NMG International, LLC, and (ii) 10% equity interest in Neiman Marcus Group, Inc. Unsecured Notes Extension Exchange Ratio  Par Maturity of Extended Notes  October 2024 Minimum Participation  95% participation or other implementation method Rate  8.75% Cash + 5% PIK Covenant Improvements  Covenant amendments (i) substantially [eliminate][limit] the ability to incur additional secured debt above [basket to be specified, based on expected availability under the revolver, term loan and new First Lien Notes, plus reasonable cushion] or structurally priming debt and/or capital stock following the issue date and (ii) substantially [eliminate][limit] the ability to make additional restricted payments or investments. New First Lien Notes to have similar covenants with appropriate adjustments to reflect First Lien status Consent Fee  Participating Noteholders receive cash payment of 75 bps of principal amount exchanged Nancy Holdings Note Issuance Overview  Nancy Holdings issues $250 million of new secured notes (the “Nancy Holdings Notes”) to participating Noteholders Use of Proceeds  Repay or retire $250mm of existing Notes at par as part of exchange transaction Exchange Ratio  Par Rate  10.0% Collateral  Precise nature and amount of real estate and related collateral to be contributed to Nancy Holdings TBD  Neiman Marcus Group, Inc. contributes MyTheresa intercompany note(s) to Nancy Holdings (1) Backstop  If applicable, Unsecured Noteholders to backstop up to $250 million of Nancy Holdings Notes (backstop fee TBD) Other Terms & Consideration MyTheresa Corporate Structure  Return MyTheresa entities to the credit box as restricted subsidiaries (as direct subsidiaries of NMG International, LLC) Additional Consideration  $200mm preferred equity in NMG International, LLC with 12% PIK interest rate  10% interest in common equity of Neiman Marcus Group, Inc.

STRICTLY CONFIDENTIAL SUBJECT TO FRE 408 AND ALL RELATED PRIVILEGES PRELIMINARY DRAFT - FOR DISCUSSION PURPOSES ONLY October 2018 Project Necktie Illustrative Term Sheet 1

STRICTLY CONFIDENTIAL SUBJECT TO FRE 408 AND ALL RELATED PRIVILEGES PRELIMINARY DRAFT - FOR DISCUSSION PURPOSES ONLY Illustrative Transaction Term Sheet Notes: (1) (2) (3) (4) (5) ABL and 2028 Debentures terms unchanged or subject to modification to comply with any requirements under their respective governing documents 200 bps LIBOR floor Includes all owned ground leased properties not previously subject to liens; subject to further legal review Includes all assets of Nancy Holdings LLC Includes the 745 5th Avenue and 754 5th Avenue Bergdorf Goodman leases 2  Amended Term Loan agreement to include capacity for junior lien debt to address the Unsecured Notes – Cash interest on junior debt must be acceptable to the Ad Hoc Term Lenders Unsecured Notes  Term Loan extends its maturity 3 years to October 2023, with a springing maturity 91 days inside any remaining Unsecured Notes (the “Amended Term Loan”) – Transaction Level: Par – Coupon / Amortization: L + 875 bps coupon(2) / 250 bps amortization per annum – Consent Fee: 200 bps – Collateral & Security Interest:  First lien basis on all assets (other than ABL collateral) including existing Term Loan collateral, ground-leased properties (“Unencumbered Properties”)(3), Nancy Holdings LLC(4), and the stock of a new domestic, restricted subsidiary which will not guarantee Neiman’s debt and to which Neiman will contribute all existing operating leases that may be contributed without landlord consent (“LeaseCo Stock”)(5)  MyTheresa Guarantee secured on a first lien basis by the stock of a MyTheresa holding company  Second lien basis on ABL collateral – Credit Agreement: Elimination or modification of certain payment, investments, incremental debt carveouts, and sale lease-back transactions, among other provisions Term Loan Illustrative Treatment by Key Constituent (1) MyTheresa  Term Loan has senior secured guarantee from Neiman Marcus Group, Inc. with collateral including the capital stock of a holding company of MyTheresa (“MyTheresa Guarantee”) – 25% of the value of the MyTheresa Guarantee will release if Neiman’s pro forma first lien leverage is less than 4.0x for three consecutive quarters

STRICTLY CONFIDENTIAL
SUBJECT TO FRE 408 AND ALL RELATED PRIVILEGES
PRELIMINARY DRAFT - FOR DISCUSSION PURPOSES ONLY

Amended Term Loan Illustrative Term Sheet

Illustrative Amended Term Loan Description	
Issuer	▪ Neiman Marcus Group LTD LLC (Borrower under existing Term Loan)
Security & Guarantors	▪ Secured by a first lien on all assets (other than ABL collateral) including existing Term Loan collateral, Unencumbered Properties[(1)], Nancy Holdings LLC[(2)], LeaseCo Stock, and the MyTheresa Guarantee ▪ Secured by a second lien on ABL collateral ▪ Guaranteed by the existing and future guarantors under the existing Term Loan, Nancy Holdings LLC, and Neiman Marcus Group, Inc.
Term	▪ 5 year term, with a springing maturity 91 days inside October 2021 maturity of any remaining Unsecured Notes
Call Protection	▪ NC-2, 105, 103
Amount	▪ Up to $2,810 million
Rate	▪ L + 875 bps ▪ 200 bps LIBOR Floor ▪ 250 bps amortization per annum, payable quarterly
Covenants	▪ Customary for secured instruments of this type, in form and substance satisfactory to the Ad Hoc Lenders, based on the covenants in the existing Term Loan with such changes acceptable to the Ad Hoc Lenders – Junior lien capacity to address the Unsecured Notes with cash interest acceptable to the Ad Hoc Lenders – Certain baskets to be amended to reflect limited incremental debt, liens, restricted payments, investments, and sale lease-back transactions – Financial maintenance covenants including leverage maintenance test with step-downs and fixed charge coverage ratio – Full make-whole through maturity triggered upon an event of default

Notes:
(1) Includes all owned ground leased properties not previously subject to liens; subject to further legal review
(2) Includes all assets of Nancy Holdings LLC

3

WACHTELL, LIPTON, ROSEN & KATZ Ducera

C O N F I D E N T I A L N O V E M B E R 2 0 1 8 Neiman Marcus Group D I S C U S S I O N M A T E R I A L S CONFIDENTIAL DRAFT SUBJECT TO F.R.E. 408 FOR DISCUSSION PURPOSES ONLY

CONFIDENTIAL DRAFT
SUBJECT TO F.R.E. 408
FOR DISCUSSION PURPOSES ONLY

NEIMAN MARCUS GROUP

DISCUSSION MATERIALS

Proposed Transaction — Framework

Neiman Marcus proposes the following amend-and-extend transaction (the "Proposed Transaction") to provide management with the time to execute on its turnaround plan and the Company with the runway to grow back into its capital structure:

TERM LOAN	• Term Loan Credit Agreement amended to add a new Extended Term Loan tranche with the following terms: – Transaction Price: Par – Maturity: 3 year extension to October 2023 – Increased Rate/Amortization: ~25 bps increase to both the interest rate and annual amortization payments • Additional increases in interest rate prohibited by tax implications – Covenant Improvement: (i) Reduction of $650 million incremental first lien debt basket to $250 million; (ii) elimination of Qualified Receivables Subsidiary debt/lien baskets; and (iii) additional limitations on investments in unrestricted subsidiaries in an amount to be agreed – Collateral Improvement: Term Loan Lenders to receive liens and structural seniority on all unencumbered ground leases and operating leases, to the extent these are allowed to be pledged and/or assigned • Based on a third party independent valuation and a preliminary review of the lease documents, the Company's estimation of the unencumbered assets that can be pledged and/or assigned is approximately $1.6 billion[1]
UNSECURED NOTES	• Cash-Pay Noteholders and PIK Toggle Noteholders (i) exchange into new Extended Cash-Pay Notes and new Extended PIK Toggle Notes, respectively, and (ii) receive their pro rata share of $250 million of cash (structured as a repurchase of Unsecured Notes) funded by the issuance of New First Lien Notes (see below) – Transaction Price: Par – Maturity: 3 year extension to October 2024 – Covenant Improvement: Extended Unsecured Notes indenture would have market covenants • Covenants stripped from Existing Unsecured Notes indenture
NEW FIRST LIEN NOTES	• Nancy Holdings (unrestricted subsidiary) to sell $250 million of New 10.0% First Lien Notes to participating Unsecured Noteholders or Term Loan Lenders – Proceeds used to fund the cash repurchase of Unsecured Notes as part of the exchange transaction – ~$250 million of ground lease value to be contributed to Nancy Holdings, resulting in ~$350 million of total collateral support (~70% LTV)
OTHER	• The Proposed Transaction would be contingent on 95% participation of the Term Loan Lenders and both tranches of the Unsecured Noteholders • All participating creditors would acknowledge and agree to the prior dividend of MyTheresa that occurred in September 2018

Note: Participating creditors would also consent to waiver of potential litigation claims; transaction terms above assume that the Company receives any required consents from the ABL Lenders.
1. Net of the additional ~$250 million of currently unencumbered ground lease value that would be contributed to Nancy Holdings to support the New First Lien Notes.

LAZARD

MOELIS & COMPANY

1

CONFIDENTIAL DRAFT
SUBJECT TO F.R.E. 408
FOR DISCUSSION PURPOSES ONLY

NEIMAN MARCUS GROUP

DISCUSSION MATERIALS

Proposed Transaction — Sources & Uses

($ in millions)

The Proposed Transaction contemplates the issuance of New First Lien Notes, an amendment and extension of the Term Loans at par, a repurchase of $250 million of Unsecured Notes at par, and an exchange of the remaining Unsecured Notes at par

Proposed Sources & Uses

Sources	Amount	Uses	Amount
① Term Loan Exchange (95% Participation)			
Extended Term Loans	$2,670	Tendered Existing Term Loan	$2,670
Subtotal	**$2,670**	**Subtotal**	**$2,670**
② Unsecured Notes Exchange (95% Participation)			
Extended Cash-Pay Notes	$764	Tendered Existing Cash-Pay Notes	$764
Extended PIK Toggle Notes	524	Tendered Existing PIK Toggle Notes	524
New First Lien Notes	250	Repurchase of Existing Cash-Pay Notes	148
		Repurchase of Existing PIK Toggle Notes	102
Total Sources	**$4,207**	**Total Uses**	**$4,207**

COMMENTARY

1. **Assumes 95% of Term Loan and Unsecured Notes participation**
   - Leaves ~$141 million stub of Existing Term Loans maturing in October 2020 and ~$81 million stub of Unsecured Notes maturing in October 2021
2. **$250 million of New First Lien Notes issued in conjunction with the exchange, with proceeds used to pay down participating Unsecured Noteholders on a pro rata basis**

LAZARD

MOELIS & COMPANY 2

CONFIDENTIAL DRAFT
SUBJECT TO F.R.E. 408
FOR DISCUSSION PURPOSES ONLY

NEIMAN MARCUS GROUP

DISCUSSION MATERIALS

Proposed Transaction — Pro Forma Capitalization

($ in millions)

The Proposed Transaction would result in a 3-year maturity extension of ~$4 billion of debt, providing the Company with significant runway to execute an operational turnaround

- **Assumes 95% of the Term Loan Lenders and Unsecured Noteholders participate in the Proposed Transaction**

Pro Forma Cap Table

	7/28/18 Balance	Adj.	PF Balance	7/28/18 LTM Interest	Adj.	PF Interest	Maturity	Interest Rate
Nancy Holdings LLC								
New 10% First Lien Notes	$ --	$250	$250	$ --	$25	$25	Oct-24	10.000%
Neiman Marcus Group LTD LLC								
ABL	$159	$ --	$159	$6	$ --	$6	Jul-21	L+175
Existing Term Loan	2,810	(2,670)	141	138	(131)	7	Oct-20	L+325
Extended Term Loans	--	2,670	2,670	--	138	138	Oct-23	L+350
The Neiman Marcus Group LLC								
7.125% First Lien Debentures	$125	$ --	$125	$9	$ --	$9	Jun-28	7.125%
Total Secured Debt	**$3,094**	**$250**	**$3,344**	**$153**	**$32**	**$185**		
Unsecured Debt								
8.00% Senior Notes	$960	($912)	$48	$77	($73)	$4	Oct-21	8.000%
8.75% / 9.50% PIK Toggle Notes	658	(625)	33	59	(55)	3	Oct-21	8.750%
Extended 8.00% Senior Notes	--	764	764	--	61	61	Oct-24	8.000%
Extended 8.75% / 9.50% PIK Toggle Notes	--	524	524	--	46	46	Oct-24	8.750%
Total Debt	**$4,713**	**$ --**	**$4,713**	**$289**	**$11**	**$299**		
Memo:								
Secured Leverage	6.8x	0.5x	7.3x					
Total Leverage	10.3x	0.0x	10.3x					
Interest Coverage	1.6x	(0.1x)	1.5x					

Note: Credit statistics assume LTM EBITDA of $458 million.

LAZARD

MOELIS & COMPANY

3

C O N F I D E N T I A L N E I M A N M A R C U S G R O U P Disclaimer By accepting this document, the recipient expressly agrees to abide by the conditions and caveats set forth below. The recipient also agrees that it will use any of the material and information herein in accordance with its compliance policies, contractual obligations (including existing non-disclosure agreements) and applicable law, including federal and state securities laws. The information herein has been prepared by Lazard Frères & Co. LLC (“Lazard”) and Moelis & Company (“Moelis”, and together with Lazard, "we" or "us") based upon information supplied by Neiman Marcus Group LTD LLC and certain of its affiliates (“Neiman Marcus” or the “Company”) or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions contained in this presentation. To the maximum extent permitted by law, none of Neiman Marcus, its directors, officers, shareholders, advisors, employees or agents, nor any other person (including any member of Ares Management LLC and the Canada Pension Plan Investment Board or their respective affiliates) accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person. Each lender who receives this information acknowledges and agrees that it is going to perform its own investigation regarding any credit decision and affirmatively disclaims reliance on any information, representation or warranties other than those specifically set forth in the relevant credit agreements. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without our prior written consent; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. These materials are preliminary and summary in nature and do not include all of the information that the Company should evaluate in considering a possible transaction. Nothing herein shall constitute a commitment or undertaking on the part of Lazard and Moelis or any related party to provide any service. Lazard and Moelis are acting as investment bankers to the Company, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice. 4 CONFIDENTIAL DRAFT SUBJECT TO F.R.E. 408 FOR DISCUSSION PURPOSES ONLY